Exhibit 99.1

Intellicheck Postpones First Quarter 2022

Earnings Report and Conference Call

MELVILLE, NEW YORK – May 12, 2022 - Intellicheck, Inc. (Nasdaq: IDN), an industry-leading identity company delivering on-demand digital and physical identification validation solutions, today announced that it is postponing its earnings conference call to allow for additional time for the Company and the Company’s external auditors to complete the accounting analysis pertaining to the Company’s equity compensation program.

Although the Company is still finalizing its financial statements for the quarter, the Company currently anticipates revenue for the three months ended March 31, 2022, to be approximately $3.39 million with Adjusted EBITDA for the period to be approximately ($808,000).

The Company will issue a press release announcing the new date and time for the postponed earnings call upon the completion of the accounting analysis.

Contact

Investor Relations: Gar Jackson (949) 873-2789

Media and Public Relations: Sharon Schultz (302) 539-3747

About Intellicheck

Intellicheck (Nasdaq: IDN) is an identity company that delivers on-demand digital identity validation solutions for KYC, fraud, and age verification needs. Intellicheck validates both digital and physical identities for financial services, fintech companies, BNPL providers, e-commerce, and retail commerce businesses, law enforcement and government agencies across North America. Intellicheck can be used through a mobile device, a browser, or a retail point-of-sale scanner. For more information on Intellicheck, visit us on the web and follow us on LinkedIn, Twitter, Facebook, and YouTube.

Safe Harbor Statement

Statements in this news release about Intellicheck’s future expectations, including: the advantages of our products, future demand for Intellicheck’s existing and future products, whether revenue and other financial metrics will improve in future periods, whether Intellicheck will be able to execute its turn-around plan or whether successful execution of the plan will result in increased revenues, whether sales of our products will continue at historic levels or increase, whether brand value and market awareness will grow, whether the Company can leverage existing partnerships or enter into new ones, whether there will be any impact on sales and revenues due to an epidemic, pandemic or other public health issue and all other statements in this release, other than historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). These statements, which express management’s current views concerning future events, trends, contingencies or results, appear at various places in this release and use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “future,” “intend,” “plan,” “potential,” “predict,” “project,” “sense”, “strategy,” “target” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would” are forward-looking statements within the meaning of the PSLRA. This statement is included for the express purpose of availing Intellicheck, Inc. of the protections of the safe harbor provisions of the PSLRA. It is important to note that actual results and ultimate corporate actions could differ materially from those in such forward-looking statements based on such factors as: market acceptance of our products and the presently anticipated growth in the commercial adoption of our products and services; our ability to successfully transition pilot programs into formal commercial scale programs; continued adoption of our SaaS product offerings; changing levels of demand for our current and future products; our ability to reduce or maintain expenses while increasing sales; our ability to successfully expand the sales of our products and services into new areas including health care and auto dealerships; customer results achieved using our products in both the short and long term; success of future research and development activities; uncertainties around the duration and severity of the COVID-19 outbreak and its ultimate impact on our business and results of operations; our ability to successfully market and sell our products, any delays or difficulties in our supply chain coupled with the typically long sales and implementation cycle for our products; our ability to enforce our intellectual property rights; changes in laws and regulations applicable to the our products; our continued ability to access government-provided data; the risks inherent in doing business with the government including audits and contract cancellations; liability resulting from any security breaches or product failure, together with other risks detailed from time to time in our reports filed with the SEC. We do not assume any obligation to update the forward-looking information.